                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Martin H. Singer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of PCTEL, Inc. on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of PCTEL, Inc.


                                      By:   /s/    Martin H. Singer
                                            ----------------------------------
DATE: MARCH 31, 2003                  NAME: MARTIN H. SINGER
                                      Title: Chief Executive Officer


I, John Schoen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of PCTEL, Inc. on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of PCTEL, Inc.

                                      By:   /s/    John Schoen
                                            ----------------------------------
DATE: MARCH 31, 2003                  NAME: JOHN SCHOEN
                                      Title: Chief Operating Officer and Chief
                                             Financial Officer